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                                                                   Exhibit 11(i)


                        Consent of Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated September 14, 1995, in the Post-Effective Amendment No. 14 to the Registration Statement (Form N-1A) and related Prospectus of the State Bond Cash Management Fund.

                                                               Ernst & Young LLP

Kansas City, Missouri
September 25, 1995